UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2009

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13395	56-2010790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6415 Idlewild Road, Suite 109 Charlotte, North Carolina 28212	28212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Amendment and Restatement of the Sonic Automotive, Inc. Incentive Compensation Plan

On May 11, 2009, our stockholders approved an amendment and restatement of the Sonic Automotive, Inc. Incentive Compensation Plan (the “Incentive Compensation Plan”), which was previously approved by our Compensation Committee, subject to stockholder approval.

The Incentive Compensation Plan is a performance-based plan that provides cash awards to selected executive officers and key employees of Sonic and its subsidiaries if pre-established performance goals are met. The Incentive Compensation Plan is intended to meet the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”) so that awards paid under the Incentive Compensation Plan may qualify for a federal income tax deduction.

The primary changes reflected in the Incentive Compensation Plan include (a) additions to the permissible criteria upon which performance goals can be based, including various cash flow measures, cash position, debt-related criteria (including borrowing capacity and the reduction, retiring or refinancing of debt), consummation of debt or equity offerings, contractual compliance, gross or operating margins, and share count reduction; (b) clarifying the timing of bonus payments; and (c) provisions in connection with Section 409A of the Code.

Administration

The Incentive Compensation Plan is administered by the Compensation Committee which consists solely of two or more outside directors. The Compensation Committee has the authority, in its sole discretion, to grant awards under the Incentive Compensation Plan, to determine the recipients and timing of awards, to determine the terms, conditions, restrictions, applicable performance periods and performance goals relating to any award, to adjust compensation payable upon attainment of performance goals (subject to limitations), to construe and interpret the Incentive Compensation Plan and any awards, to prescribe, amend and rescind rules and regulations relating to the Incentive Compensation Plan, and to make all other determinations deemed necessary or advisable for plan administration.

Eligibility

Executive officers and other key employees of Sonic and its subsidiaries are eligible to receive awards under the Incentive Compensation Plan. The Compensation Committee selects the employees who will participate, and may take into account such factors as it deems relevant in making that determination. An employee who is a participant for one performance period is not assured of being selected to participate in any subsequent performance period. The actual number of employees who are eligible to receive an award during any particular performance period cannot be determined in advance because the Compensation Committee has the discretion to select the participants. Our five named executive officers have been selected for participation in the Incentive Compensation Plan for the 2009 calendar year.

Performance Goals

For each participant, the Compensation Committee establishes in writing the performance goals, the performance period over which such goals will be measured, and the amount of or the formula for determining the participant’s actual incentive award with respect to such performance period. The Compensation Committee must establish all of these terms in writing within 90 days after the beginning of the applicable performance period (or, if earlier, by the date on which 25% of the period has been completed).

The performance goals established by the Compensation Committee must be objectively determinable. The Incentive Compensation Plan expands the criteria upon which performance goals may be based to include the addition of various cash flow measures, cash position, debt-based criteria (including borrowing capacity or reducing, retiring or refinancing all or a portion of the Company’s long-term or short-term public or private debt or similar financial obligations), consummation of debt or equity offerings, gross or operating margins, and contractual compliance (including maintaining compliance with financial and other covenants, obtaining waivers of non-compliance, or obtaining amendments of contractual covenants). Therefore, the Incentive Compensation Plan provides that the Compensation Committee may establish performance goals in its discretion based on one or more of the following: stock price; market share; earnings per share (basic or diluted); net earnings; operating or other earnings; gross or net profits; revenues; financial return ratios; stockholder return; cash flow measures (including operating cash flow, free cash flow, and cash flow return on investment); cash position; return on equity; return on investment; debt rating; sales (including Company-wide sales and dealership sales); expense reduction levels; debt levels (including borrowing capacity); return on assets (gross or net); debt to equity ratio; debt to capitalization ratio; consummation of debt offerings; consummation of equity offerings; growth in assets, sales, or market share; customer satisfaction; reducing, retiring or refinancing all or a portion of the Company’s long-term or short-term public or private debt or similar financial obligations (including the attainment of a certain level of reduction in such debt); share count reduction; gross or operating margins; contractual compliance (including maintaining compliance with financial and other covenants, obtaining waivers of non-compliance, or obtaining amendments of contractual covenants); or strategic business objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. Performance goals may be based on the performance of the Company, based on the performance of one or more divisions, business units or subsidiaries, based on the performance of the Company and its subsidiaries as a whole, or based on any combination of the foregoing. Performance goals also may be expressed by reference to the participant’s individual performance with respect to any of the criteria.

The Incentive Compensation Plan provides that performance goals may be expressed in such form as the Compensation Committee determines, including either in absolute or relative terms (including, but not by way of limitation, by relative comparison to a pre-established target, to previous years or to other companies or other external measures), in percentages, in terms of growth over time or otherwise. Performance goals do not have be based upon an increase or positive result under one of the above criteria and could include, for example, maintaining the status quo or the limitation of economic losses (measured in such case by reference to the specific criteria). The Incentive Compensation Plan permits the Compensation Committee to specify that the performance goals will be determined either before or after taxes and adjusted to exclude items such as (a) asset write-downs or impairment charges; (b) the effect of unusual or extraordinary charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, discontinued operations, reductions in force, refinancing/restructuring of short term and/or long term debt, or other extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (c) litigation or claim expenses, judgments or settlements; or (d) changes in accounting principles or tax laws or other laws or provisions affecting reported results.

The Compensation Committee also can establish subjective performance goals for participants, but the subjective performance goals may be used only to reduce, and not increase, an award otherwise payable under the Incentive Compensation Plan to employees who are subject to Section 162(m) of the Code.

Awards

A participant’s potential incentive award must be based on an objective formula or standard, and can be expressed as either a dollar amount, a percentage of salary, a percentage of the applicable criteria underlying the specified performance goal(s) (or a percentage in excess of a threshold amount) or otherwise. The Compensation Committee also can designate a range, pursuant to which the actual amount of an incentive award may vary depending upon the extent to which the performance goals for the performance period have been attained. The Compensation Committee also may establish a participant’s potential incentive award as a percentage of a bonus pool, as long as the sum of the individual maximum percentages of the bonus pool that each participant potentially could receive does not exceed 100%.

Before payment of an incentive award can be made, the Compensation Committee must certify in writing the extent to which the performance goals have been reached. The Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant based upon such factors as the Compensation Committee deems relevant. The maximum amount payable with respect to an incentive award to any participant for any calendar year is $3,000,000.

Payment of an incentive award is made between January 1 and March 15 of the calendar year following the calendar year in which the performance period ends, subject to the Compensation Committee’s certification regarding the performance goals. All awards are paid in a lump sum. Participants generally must be employed on the payment date to receive the award. However, if the participant’s employment terminates due to death or disability, a pro-rated award may be paid so long as the performance goals were achieved.

Section 409A

Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A. Awards granted under the Incentive Compensation Plan are intended to constitute short-term deferrals under Section 409A and therefore be exempt from the requirements of Section 409A of the Code. To the extent that payment of any award may be deferred under a nonqualified deferred compensation plan established by the Company, the terms of such nonqualified deferred compensation plan govern the deferral. Sonic does not guarantee to any participant that the Incentive Compensation Plan or any incentive award complies with or is exempt from Section 409A of the Code and Sonic will not have any liability to, indemnify or hold harmless any individual with respect to any tax consequences that arise from any failure to comply with or meet any exemption under Section 409A of the Code.

Amendment, Suspension or Termination

The Board of Directors or the Compensation Committee can amend, suspend or terminate the Incentive Compensation Plan at any time, subject to stockholder approval if required by Section 162(m) of the Code. Generally, no amendment, suspension or termination of the Incentive Compensation Plan may adversely affect the rights of a participant with respect to an award previously granted under the Incentive Compensation Plan without the participant’s consent. However, the Incentive Compensation Plan or any incentive award can be amended without a participant’s consent if the Board of Directors or the Compensation Committee deems the amendment necessary or advisable to comply with applicable law, including reforming (if permissible) the terms of an incentive award to comply with or meet an exemption from Section 409A of the Code.

Plan Benefits

Awards under the Incentive Compensation Plan are determined based on actual performance, so future actual awards cannot now be determined. Our proxy statement for our annual meeting of stockholders filed with the Securities and Exchange Commission on April 9, 2009 (our “Proxy Statement”) sets forth a table of the range of bonus awards, including the maximum bonus award, which would be paid under the Incentive Compensation Plan to our named executive officers for 2009, based on the achievement of performance objectives established by the Compensation Committee and the current annual base salaries of such executive officers.

The foregoing description of the Incentive Compensation Plan is only a summary and is qualified by reference to the full text of the Incentive Compensation Plan, a copy of which was filed as Appendix B to our Proxy Statement.

Adoption of Amendment and Restatement of the Sonic Automotive, Inc. 2004 Stock Incentive Plan

On May 11, 2009, our stockholders approved an amendment and restatement of the Sonic Automotive, Inc. 2004 Stock Incentive Plan (the “Stock Incentive Plan”), which was previously approved by our Board of Directors upon the recommendation of our Compensation Committee, subject to stockholder approval.

The Stock Incentive Plan is intended to allow Sonic to offer a variety of equity-based incentives that attract and retain key employees and consultants and provide them with incentives to contribute to Sonic’s growth and success as well as align their interests with those of Sonic’s stockholders. The Stock Incentive Plan also is designed to allow certain awards to meet the requirements for performance-based compensation under Section 162(m) of the Code.

The primary changes reflected in the amended and restated Stock Incentive Plan include (a) an increase in the number of shares of Class A Common Stock that may be issued under the Stock Incentive Plan from 3,000,000 to 5,000,000; (b) the addition of permissible criteria upon which performance goals can be based, including various cash flow measures, cash position, debt-related criteria (including borrowing capacity and the reduction, retiring or refinancing of debt), consummation of debt or equity offerings, contractual compliance, gross or operating margins, and share count reduction; (c) the provision that the maximum number of shares of Class A Common Stock that may be issued pursuant to incentive stock options under this Plan also shall be 5,000,000 shares; (d) the addition of certain provisions in connection with Section 409A of the Code; and (e) the making of minor administrative changes.

Administration

The Stock Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the full authority to select the recipients of awards granted under the Stock Incentive Plan, to determine the type and size of awards, and to determine and amend the terms, restrictions and conditions of awards. The Compensation Committee also has the full authority to construe and interpret the Stock Incentive Plan and any related award agreement, to establish rules and regulations relating to the administration of the Stock Incentive Plan, to delegate administrative responsibilities and to make all other determinations that may be necessary or advisable for the administration of the Stock Incentive Plan.

Eligibility

Awards under the Stock Incentive Plan may be granted to employees (including employees who are also officers and/or directors) and consultants as selected by the Compensation Committee based on, among other things, their duties and the Compensation Committee’s assessment of their present and potential contributions to the success of Sonic and its subsidiaries and such other factors it deems relevant. The number of individuals eligible to participate in the Stock Incentive Plan varies and, in light of the Compensation Committee’s discretion, the actual number of individuals who will be granted an award in the future cannot be determined. As of March 31, 2009, there were approximately 58 individuals who hold outstanding awards under the Stock Incentive Plan. As of March 31, 2009, Sonic and its subsidiaries had approximately 10,400 employees.

Types of Awards

Awards under the Stock Incentive Plan may be granted in the form of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, stock awards and performance awards. Each type of award is discussed in more detail below.

Shares Subject to the Stock Incentive Plan and Award Limits

The number of shares of Sonic’s Class A Common Stock reserved for issuance under the Stock Incentive Plan increased from 3,000,000 to 5,000,000, subject to adjustment as described below. The maximum number of shares of Class A Common Stock that may be issued pursuant to incentive stock options under the Stock Incentive Plan also will be 5,000,000 shares.

Shares of Class A Common Stock subject to awards under the Stock Incentive Plan that expire or are forfeited, canceled or settled in cash will be available for further awards under the Stock Incentive Plan.

No individual may be granted options and/or stock appreciation rights under the Stock Incentive Plan with respect to an aggregate of more than 500,000 shares of Class A Common Stock during any calendar year. With respect to all other types of awards, no individual may be granted awards (whether such awards may be settled in shares of common stock and/or cash) consisting of, covering or relating to in the aggregate more than 250,000 shares of Class A Common Stock during any calendar year.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or similar transaction or other change in corporate capitalization affecting the common stock, equitable adjustments and/or substitutions, as applicable, shall be made by the Compensation Committee, including adjustments to the number and kind of shares of Class A Common Stock which may be issued under the Stock Incentive Plan, the number of shares of Class A Common Stock subject to the award limits under the Stock Incentive Plan, and the number, kind and price of shares of Class A Common Stock subject to outstanding awards under the Stock Incentive Plan.

Stock Options

Stock options may be granted under the Stock Incentive Plan in the form of either incentive stock options (also referred to as “ISOs”) intended to qualify under Section 422 of the Code or nonstatutory stock options. Incentive stock options can be granted only to employees of Sonic and certain subsidiaries. Stock options give the recipient an opportunity to purchase shares of Sonic’s Class A Common Stock from Sonic at a designated exercise price.

The exercise price of options granted under the Stock Incentive Plan is determined at the discretion of the Compensation Committee, but the exercise price per share generally may not be less than the fair market value of a share of Sonic’s Class A Common Stock on the grant date of the option. In the case of incentive stock options granted to any holder on the grant date of more than 10% (directly or by attribution through relatives or entities in which the holder has an ownership interest) of the total combined voting power of all classes of stock of Sonic or a parent or subsidiary corporation (a “10% Stockholder”), the exercise price per share may not be less than 110% of the fair market value of a share of Class A Common Stock on the grant date. Fair market value under the Stock Incentive Plan generally is based on the closing sale price of Sonic’s Class A Common Stock on the NYSE on the grant date of the option.

The exercise price of an option may be paid in cash, or if permitted by the Compensation Committee, in shares of Sonic’s Class A Common Stock owned by the option holder or by other means Sonic determines to be consistent with applicable law (including, for example, “cashless exercises”).

The Compensation Committee establishes the time period within which options must be exercised, but this period may not exceed ten years from the grant date of the option or, in the case of incentive stock options granted to a 10% Stockholder, five years from the grant date of the option. Options may expire before the end of the option period if the option holder ceases to perform services for the Company. Stock options will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. To the extent that the fair market value of incentive stock options (determined based on the fair market value on the grant date) that become exercisable for the first time in a calendar year exceeds $100,000, such options generally will be deemed nonstatutory stock options.

Except as otherwise provided by the Compensation Committee, the following rules apply if an option holder’s service with the Company and its subsidiaries terminates. If an option holder’s service terminates for any reason other than cause, involuntary termination without cause, disability or death, the option holder generally may exercise his or her stock options (to the extent vested) within the 60-day period following such termination. If the option holder is terminated for cause, the option holder’s stock options will immediately expire and no longer can be exercised. If the option holder is involuntarily terminated without cause, options (to the extent vested) generally may be exercised during the 90-day period following termination. If the option holder’s service terminates due to his or her disability, options (to the extent vested) generally may be exercised during the one-year period following termination. If the option holder dies while employed or during the applicable exercise period following termination as described above, options (to the extent vested) generally may be exercised during the one-year period following the option holder’s death. In no event can an option be exercised after the expiration of its term (i.e., the option period fixed by the Compensation Committee).

Options generally may not be transferred except by will or the laws of descent and distribution and options generally may be exercised during the lifetime of the option holder only by the option holder. However, the Compensation Committee, in its discretion, may permit the transfer of nonstatutory stock options, without consideration, to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

Stock Appreciation Rights

Stock appreciation rights (or “SARs”) allow a recipient to receive upon exercise an amount equal to the excess of the fair market value at that time of the shares of Sonic’s Class A Common Stock with respect to which the SARs are being exercised over the initial value assigned to such SARs. This amount may be payable in cash, shares of Class A Common Stock or a combination thereof, as determined by the Compensation Committee. The initial value of SARs granted under the Stock Incentive Plan is determined at the discretion of the Compensation Committee, but the initial value per share of Class A Common Stock covered by the SARs may not be less than the fair market value of a share of Sonic’s Class A Common Stock on the grant date of the SARs. For this purpose, fair market value generally is based on the closing price of Sonic’s Class A Common Stock on the NYSE on the grant date.

SARs may be granted in tandem with stock options or independently. The Compensation Committee will establish the time period within which SARs must be exercised, but this period may not exceed ten years from the grant date of the SARs. SARs granted in tandem with stock options must have the same term as the options to which they relate. SARs may expire before the end of the exercise period if the recipient ceases to perform services for the Company. SARs will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. However, SARs granted in tandem with stock options may be exercised only with respect to the shares of Class A Common Stock for which their related stock options are then exercisable. The exercise of either options or SARs that are granted in tandem will result in the termination of the other to the extent of the number of shares of Class A Common Stock with respect to which such options or SARs are exercised.

If an individual’s service with the Company terminates, SARs then held by such individual will terminate on the same terms and conditions that apply to stock options as described above, unless otherwise provided by the Compensation Committee.

SARs generally may not be transferred other than by will or the laws of descent and distribution and SARs generally may be exercised during the lifetime of the recipient only by the recipient. However, the Compensation Committee, in its discretion, may permit the transfer of SARs, without consideration, to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

Restricted stock is an award of shares of Sonic’s Class A Common Stock that is subject to restrictions and such other terms and conditions as the Compensation Committee determines. Restricted stock units are non-voting units of measurement that represent the contingent right to receive shares of Class A Common Stock or the value of shares of Class A

Common Stock in the future, but no shares are actually awarded to recipients on the grant date. Once applicable restrictions lapse or have been satisfied, restricted stock units may be payable in cash, shares of Class A Common Stock or a combination thereof, as specified by the Compensation Committee.

The Compensation Committee determines the type of restrictions applicable to the award, which can include restrictions based on achievement of financial or other business objectives (including objective performance goals as described below), the occurrence of a specific event, continued service for a period of time or other time-based restrictions. The Compensation Committee also determines the purchase price, if any, to be paid for the restricted stock or restricted stock units. Restricted stock units are not transferable and restricted stock generally may not be transferred until all restrictions applicable to the award have lapsed or been satisfied.

If the recipient of restricted stock or restricted stock units ceases to perform services for the Company and its subsidiaries, all shares of Class A Common Stock or restricted stock units, as the case may be, that are still subject to restrictions generally will be forfeited unless the Compensation Committee otherwise provides.

A recipient of restricted stock generally will have certain rights and privileges of a stockholder, including the right to vote such shares of restricted stock and to receive dividends, if any (although the Compensation Committee may require that any dividends be reinvested in additional shares of restricted stock). A recipient of restricted stock units will not have any voting or other stockholder rights. However, the Compensation Committee may provide that, if the Board of Directors declares a dividend with respect to the common stock, a recipient of restricted stock units will receive dividend equivalents on terms specified by the Committee.

Stock Awards

The Compensation Committee may grant other types of stock awards that involve the issuance of shares of Class A Common Stock or that are valued by reference to shares of Class A Common Stock. The terms and conditions applicable to such stock awards will be determined by the Compensation Committee in its discretion.

Performance Awards

The Stock Incentive Plan allows the Compensation Committee to designate a grant of restricted stock, restricted stock units or a stock award as a performance award intended to qualify as performance-based compensation under Section 162(m) of the Code.

For performance awards, the Compensation Committee will establish in writing the performance goals upon which the performance award is contingent, the period over which such goals will be measured and any other applicable conditions. These terms must be established within 90 days after the beginning of the applicable period (or, if earlier, by the date on which 25% of the period has been completed).

The performance goals established by the Compensation Committee must be objectively determinable. The Stock Incentive Plan expands the criteria upon which performance goals may be based to include the addition of various cash flow measures, cash position, debt-based criteria (including borrowing capacity, debt to equity ratio, debt to capitalization ration, or reducing, retiring or refinancing all or a portion of the Company’s long-term or short-term public or private debt or similar financial obligations), consummation of debt or equity offerings, gross or operating margins, and contractual compliance (including maintaining compliance with financial and other covenants, obtaining waivers of non-compliance, or obtaining amendments of contractual covenants). Therefore, the Stock Incentive Plan provides that the Compensation Committee may establish performance goals in its discretion based on one or more of the following: stock price; market share; earnings per share (basic or diluted); net earnings; operating or other earnings; gross or net profits; revenues; financial return ratios; stockholder return; cash flow measures (including operating cash flow, free cash flow, and cash flow return on investment); cash position; return on equity; return on investment; debt rating; sales (including

Company-wide sales and dealership sales); expense reduction levels; debt levels (including borrowing capacity); return on assets (gross or net); debt to equity ratio; debt to capitalization ratio; consummation of debt offerings; consummation of equity offerings; growth in assets, sales, or market share; customer satisfaction; reducing, retiring or refinancing all or a portion of the Company’s long-term or short-term public or private debt or similar financial obligations (including the attainment of a certain level of reduction in such debt); share count reduction; gross or operating margins; contractual compliance (including maintaining compliance with financial and other covenants, obtaining waivers of non-compliance, or obtaining amendments of contractual covenants); or strategic business objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. Performance goals may be based on the performance of the Company, based on one or more divisions, business units or subsidiaries, based on the performance of the Company and its subsidiaries as a whole, or based on any combination of the foregoing. Performance goals also may be expressed by reference to an individual’s performance relating to any of the criteria.

The Stock Incentive Plan provides that performance goals may be expressed in such form as the Compensation Committee determines, including either in absolute or relative terms (including, but not by way of limitation, by relative comparison to a pre-established target, to previous years or to other companies or other external measures), in percentages, in terms of growth over time or otherwise. Performance goals do not have to be based upon an increase or positive result under one of the above criteria and could include, for example, maintaining the status quo or the limitation of economic losses (measured in such case by reference to the specific criteria). The Stock Incentive Plan permits the Compensation Committee to specify that the performance goals will be determined either before or after taxes and adjusted to exclude items such as (a) asset write-downs or impairment charges; (b) the effect of unusual or extraordinary charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, discontinued operations, reductions in force, refinancing/restructuring of short term and/or long term debt, or other extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (c) litigation or claim expenses, judgments or settlements; or (d) changes in accounting principles or tax laws or other laws or provisions affecting reported results.

The Compensation Committee also can establish subjective performance goals, but the subjective performance goals may be used only to reduce, and not increase, an award. The Compensation Committee cannot waive the performance goal requirements for a covered executive officer except in its discretion in the case of the death or disability of the recipient or as otherwise provided under the Stock Incentive Plan in the event of a change in control (as described below).

As noted previously, no individual may be granted restricted stock, restricted stock units or stock awards with respect to an aggregate of more than 250,000 shares of Class A Common Stock during any calendar year. In addition, the maximum cash payment that may be paid during a calendar year to a participant pursuant to a performance award is $2,000,000.

The Compensation Committee may, in its discretion, grant awards to covered officers that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Change in Control

Under the Stock Incentive Plan, a “change in control” generally means any merger or consolidation in which Sonic is not the surviving corporation and which results in the holders of the outstanding voting securities of Sonic (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation, any sale or transfer by Sonic of all or substantially all of its assets or any tender offer or exchange offer for, or the acquisition, directly or indirectly, by any person or group of, all or a majority of the then-outstanding voting securities of Sonic.

Upon either the consummation of a tender or exchange offer that constitutes a change in control or the third business day prior to the effective date of any other change in control, as the case may be, all outstanding stock options, SARs and stock awards generally will become fully vested and exercisable and all outstanding restricted stock and restricted stock units generally will become fully vested with all restrictions and conditions related thereto being deemed satisfied. Any outstanding awards that have been designated as performance awards will be accelerated and deemed to have been fully earned as of the date of the change in control, with a pro rata payment to be made within 30 days following the change in control based upon an assumed achievement of the applicable performance goals and the extent to which the performance period has elapsed prior to the change in control.

Amendment, Suspension or Termination

The Board of Directors may at any time amend, suspend or terminate the Stock Incentive Plan in whole or in part for any purpose, provided that such action may be subject to stockholder approval if (a) it is necessary to comply with the Code, the Securities Exchange Act of 1934, as amended, securities exchange listing requirements or other legal or regulatory requirements; (b) the action is intended to allow the exercise price of outstanding stock options to be reduced by repricing or replacing such options; or (c) the Board of Directors determines that stockholder approval is otherwise desirable. Unless terminated earlier, the Stock Incentive Plan will terminate ten years from its original adoption by the Board of Directors. The Compensation Committee also may amend the terms of an outstanding award. Generally, no amendment, suspension or termination of the Stock Incentive Plan (or amendment of an outstanding award) may adversely affect in any material way the rights of the holder of an outstanding award without his or her consent. However, the Board of Directors may amend the Stock Incentive Plan and/or the Compensation Committee may amend any outstanding award without obtaining the award holder’s consent if it deems the amendment necessary or advisable to comply with applicable law, including reforming (if permissible) the terms of an outstanding award to comply with or meet an exemption from Section 409A of the Code.

Stock Incentive Plan Benefits

Our Proxy Statement sets forth information with respect to stock options issued under the Stock Incentive Plan to date in 2009. Since all awards under the Stock Incentive Plan are made at the discretion of the Compensation Committee, future awards that may be received by any executive officers or others pursuant to the Stock Incentive Plan are not presently determinable.

Section 409A

Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A of the Code also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A of the Code. Unless otherwise provided by the Compensation Committee, awards granted under the Stock Incentive Plan are intended to either comply with or meet the requirements for an exemption from Section 409A of the Code and the Stock Incentive Plan shall be operated and administered accordingly. Sonic does not guarantee to any participant that the Stock Incentive Plan or any award granted under the Stock Incentive Plan complies with or is exempt from Section 409A of the Code and Sonic will not have any liability to, indemnify or hold harmless any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.

The foregoing description of the Stock Incentive Plan is only a summary and is qualified by reference to the full text of the Stock Incentive Plan, a copy of which was filed as Appendix C to our Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss Senior Vice President and General Counsel

Dated: May 15, 2009

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